Exhibit 10.0

FIRST AMENDMENT AGREEMENT

The undersigned parties entered into a CAPITAL STOCK EXCHANGE AGREEMENT as of September 8, 2017 (“Agreement”).

The Parties hereby agree that the Agreement is amended as follows and that all other terms and conditions remain the same.

Section 1.4 is hereby deleted in its entirety and replaced with the following:

“1.4

Closing.

The closing of the Transaction (the “Closing”) shall take place through electronic exchange of documents and through the physical delivery of the required share certificates and warrants to the Sub, no later than January 30, 2018, or such earlier date to be set by the Parties.  The date and time on which the closing occurs shall be the ‘Closing Date’.”

In Witness Whereof the Parties have signed this First Amendment Agreement as of December 29, 2017.

GENESIS FINANCIAL, INC.

EPOINT PAYMENT CORP.

/s/ Roy Rose

/s/ Gary Larkin

_________________________

________________________

By: Roy Rose

By: Gary Larkin

Title: CEO, President

Title: CEO